EYE CARE CENTERS OF AMERICA, INC.
                             STOCK OPTION AGREEMENT
                          UNDER 1998 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS
                           NON-QUALIFIED STOCK OPTION
                          ----------------------------

     AGREEMENT entered into as of this 31st day of October, 2002 (the "Date of Grant"), by and between EYE CARE CENTERS OF AMERICA, INC., a Texas corporation (the "Company"), and the undersigned director of the Company (the "Optionee"). Capitalized terms used herein as defined terms which are not otherwise defined herein shall have the meanings given to them in the Stockholders' Agreement dated as of April 24, 1998 among the Company, certain affiliates of Thomas H. Lee Company, and certain other stockholders of the Company (the "Stockholders' Agreement").

     WHEREAS, the Company desires to grant the Optionee a non-qualified stock option under the Company's 1998 Stock Option Plan for Non-Employee Directors (the "Plan") to acquire shares of the Company's common stock, par value $.01 per share ("Common Stock").

     WHEREAS, Section 6 of the Plan provides that each option is to be evidenced by an option agreement, setting forth the terms and conditions of the option.

     NOW,  THEREFORE,  the  Company  and  the  Optionee hereby agree as follows:

     1. Grant of Option. The Company hereby irrevocably grants under the Plan and subject to the terms and conditions of the Plan to the Optionee a non-qualified stock option (the "Option") to purchase up to 5,000 shares (the
"Shares") of Common Stock on the terms and conditions hereinafter set forth. This option shall not be treated as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

     2. Purchase Price. The purchase price payable upon exercise of the Option shall be $5.00 per Share.

     3.     Vesting.

     (a) Time Based Vesting. Subject to paragraph (b) below, the Option shall become exercisable ("vest") as follows:

          (i)  25%  on  the  first  anniversary  of  the  Date  of  Grant;
          (ii)  25%  on  the  second  anniversary  of  the  Date  of  Grant;
          (iii)  25%  on  the  third  anniversary  of  the  Date  of  Grant; and
          (iv)  25%  on  the  fourth  anniversary  of  the  Date  of  Grant;

      provided in each case that the Optionee is a director of the Company on such anniversary date; provided, further, that the Option shall become fully vested upon the Optionee's death or Disability prior to such fourth anniversary if his death or disability occurs while a director of the Company.

(b)     Acceleration.

          (i)  Sale.

     (A) Notwithstanding any provision to the contrary in this Section 3, but subject to the other restrictions in the Plan and this Agreement, in the event of a Sale (as defined below), all of the unvested Shares subject to the Option shall become vested and immediately exercisable.

     (B)     For  purposes  hereof,  the  term  "Sale"  shall  mean:

          (1) the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of voting securities of (a) the Company or (b) the surviving entity in any reorganization, merger or consolidation involving the Company (any such entity referred to herein as the "Corporation") where such acquisition causes such Person to own more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors, other than acquisitions by the Thomas H. Lee Company or its Affiliates (as defined in the Stockholders' Agreement);

          (2) approval by the shareholders of the Company of a complete liquidation or dissolution of the Company; or

          (3) the acquisition by a third party not affiliated with the Company of all or substantially all of the Company's assets (without regard to cash or accounts receivable).

      (C) The accelerated vesting provided in this Section 3(b)(i) shall take effect immediately prior to but contingent upon the Sale giving rise to such accelerated vesting. The phrase "immediately prior to the Sale" shall be understood to mean sufficiently in advance of a Sale to permit the Optionee to take all steps reasonably necessary to permit the Optionee to become a shareholder of the Company as of the consummation of such Sale with respect to the Shares subject to the accelerated vesting provided in this Section 3(b)(i).

     (ii) Initial Public Offering. Notwithstanding any provision to the contrary in this Section 3, but subject to the other restrictions in the Plan and this Agreement, in event of the completion of the Company's initial Public Offering (as defined below) a fraction of the total Shares subject to the Option shall become vested and immediately exercisable, such fraction to have a numerator equal to the aggregate number of shares of Common Stock sold by the Lee Holders pursuant to the initial Public Offering, and a denominator equal to the aggregate number of shares of Common Stock owned by the Lee Holders immediately following consummation of the Recapitalization (as adjusted for stock splits, stock dividends, reclassifications and the like); provided, however, that to the extent any of the Shares subject to the Option shall have become exercisable prior to the Company's initial Public Offering (the "Previously Vested Option Shares"), then the number of Shares which become vested and exercisable pursuant to this
Section  3(b)(ii)  shall  be  reduced  by the number of Previously Vested Option
Shares (but not below zero, with the result that the number of Previously Vested Option Shares shall remain unchanged). The term "Public Offering" shall mean the completion of a sale of Common Stock pursuant to a registration statement which has become effective under the 1933 Act, excluding registration statements on Form S-4, S-8 or similar limited purpose forms. The term "Recapitalization" shall mean the transactions contemplated by the Recapitalization Agreement dated March 6, 1998, among ECCA Merger Corp., the Company and the sellers named therein, as amended from time to time.

     4.     Term  of  Options.

          (a) Each Option shall expire on the 10th anniversary of the Date of Grant, but shall be subject to earlier termination as herein provided.

          (b) Except as otherwise provided in this Section 4, the Option shall terminate on the 30th day following the date the Optionee ceases to be a director of the Company.


          (c) The Option shall terminate immediately upon termination of Optionee's directorship for Cause by the Company.


          (d) The Option shall terminate on the 60th day following the date the Optionee ceases to be a director of the Company due to Optionee's Disability.


          (e) The Option shall terminate on the 180th day following the date of the Optionee's death if the Optionee ceases to be a director of the Company due to Optionee's death.


5.     Exercisability.

     (a) If the Optionee ceases to be a director of the Company, the Option granted to the Optionee hereunder shall be exercisable only to the extent that the right to purchase Shares under the Option has accrued and is in effect on the date the Optionee ceases to be a director of the Company; provided that in the event of a Sale or a Public Offering in which the Lee Holders sell any shares of Common Stock, the binding contract with respect to which was entered into within three months following a termination of the Optionee's directorship by the Company without Cause, the vesting of the Optionee's unvested options shall be governed by Section 3(b)(i) or Section 3(b)(ii) above, as the case may be. A binding contract in respect of a Public Offering shall be deemed to mean only a definitive underwriting agreement with respect thereto.

     (b) Notwithstanding any other provision of this Agreement to the contrary, the Option may not be exercised in whole or in part prior to the earlier to occur of the following: (i) completion of the Company's initial Public Offering; or (ii) immediately prior to a Sale (and contingent upon completion thereof).

     6.     Manner  of  Exercise  of  Option.

     (a) To the extent that the right to exercise the Option has accrued and is in effect, the Option may be exercised in full or in part by giving written notice to the Company stating the number of Shares to be purchased, together with payment in full of the purchase price for such Shares. Payment may be in the form of (i) cash or a check payable to the order of the Company in an amount equal to the purchase price for the Shares being purchased, (ii) shares of Common Stock having a fair market value equal in amount to the purchase price for the Shares being purchased, or (iii) any combination of (i) and (ii). With the consent of the Committee, payment also may be made by delivery of a properly executed exercise notice to the Company, together with a copy of irrevocable instruments to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the purchase price for the Shares being purchased. To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. Upon such exercise, delivery of a certificate for paid-up, non-assessable Shares shall be made at the principal office of the Company to the person exercising the Option, not more than thirty
(30)  days  from  the date of receipt of such notice and payment by the Company.

      (b) The Company shall at all times during the term of the Option reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Option.

7.     Limited  Transferability.

     (a) The right of the Optionee to exercise the Option shall not be assignable or transferable by the Optionee otherwise than (i) by will or the laws of descent and distribution, and (ii) as specifically set forth in Section 7(b) below.

(b) If approved by the Committee, the Optionee may transfer by gift all or a portion of the Option to one or more of the Optionee's Immediate Family
Members (as defined below) or to a trust established for the exclusive benefit of one or more of the Optionee's Immediate Family Members. Transfers to any one transferee under this Section 7(b) may be made only with respect to at least 500 Shares subject to the Option. If less than the entire Option is transferred to any one transferee under this Section 7(b), then the Shares so transferred shall be drawn first from the unvested Shares which will be the last to vest in accordance with the provisions of Section 3(a), then from the next to last to vest and so on until all unvested Shares shall have been transferred; thereafter the Shares to be transferred will be those that have vested. Transfers under this Section 7(b) may be made only on dates specified by the Committee. In order to transfer all or any portion of the Option, the Optionee must complete, sign and deliver to the Committee an "Election to Transfer Stock Options", in the form attached hereto as Exhibit 1, and must obtain from each proposed transferee and deliver to the Company a completed and signed "Notice to Option Transferee", in the form attached hereto as Exhibit 2. The Company, at its option, may engage a recognized appraisal firm to value for gift tax purposes any Options to be transferred hereunder.

          (c) As used herein, the term "Immediate Family Member" shall mean a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, sister-in-law, or brother-in-law, including adoptive relationships.

          (d) The Option shall be null and void and without effect upon the bankruptcy of the Optionee (or, with respect to any portion of the Option held by a transferee, upon the bankruptcy of such transferee) or upon any attempted assignment or transfer, except as hereinabove provided, including without limitation any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition contrary to the provisions hereof, or levy of execution, attachment, trustee process or similar process, whether legal or equitable, upon the Option.

     8.     Representation  Letter  and  Investment  Legend.

          (a) In the event that for any reason the Shares to be issued upon exercise of the Option shall not be effectively registered under the federal Securities Act of 1933, as amended, when the Option is exercised in whole or in part, the person exercising the Option shall give a written representation to the Company in the form attached hereto as Exhibit 3 and the Company shall place an "investment legend", so-called, as described in
     Exhibit 3, upon any certificate for the Shares issued by reason of such exercise.

          (b) The Company shall be under no obligation to qualify Shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purposes of covering the issue of Shares.

     9. Adjustments on Changes in Recapitalization, Reorganization and the Like. Adjustments on changes in recapitalization, reorganization and the like shall be made in accordance with Section 12 of the Plan, as in effect on the date of this Agreement.

     10. No Special Rights. Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company (or any of its subsidiaries) to employ, maintain on the Board, or to continue the employment of the Optionee for the period within which this Option may be exercised. However, during the period of the Optionee's services to the Company, the Optionee shall render diligently and faithfully the services which are assigned to the Optionee and shall at no time take any action which directly or indirectly would be inconsistent with the best interests of the Company or its subsidiaries.

     11. Rights as a Stockholder. Neither the Optionee or the transferee of the Optionee shall have any rights as a stockholder of the Company with respect to any Shares which may be purchased by exercise of this Option unless and until a stock certificate representing such Shares is executed and delivered to the Optionee or such transferee, as the case may be. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     12. Withholding Taxes. Whenever Shares are to be issued upon exercise of this Option (whether by the Optionee or by any transferee of the Optionee), the Company shall have the right to withhold (or to cause one of the Company's subsidiaries to withhold) from compensation otherwise payable to the Optionee, or to require the Optionee to remit to the Company an amount sufficient to satisfy all federal, state and local withholding tax requirements in respect of the Shares being purchased by the Optionee prior to the issuance of such Shares and the delivery of any certificate or certificates for such Shares, and from time to time thereafter.

     13. Stockholders' Agreement. As a condition to the grant of the Option, and to any exercise of the Option, the Optionee (and any transferee of the Optionee) shall join in the Stockholders' Agreement. The Option and the Shares issuable upon exercise of the Option are subject to restrictions on transfer, voting agreements, co-sale agreements and other matters more fully described therein.

                                  * * * * * * *

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed and its corporate seal to be hereto affixed by its officer thereunto duly authorized, and the Optionee has hereunto set his or her hand and seal, all as of the day and year first above written.


                                      EYE CARE CENTERS OF AMERICA, INC.


                                      By:_______________________________________
                                       Name:  David E. McComas
                                       Title: President, Chief Executive Officer


                                      OPTIONEE:


                                      __________________________________________
                                       Name: Antoine G. Treuille


                                       Address:  ________________________
                                                 ________________________
                                                 ________________________

                                       Social  Security  No.:
                                       ________________________

                                    EXHIBIT 1
                            TO STOCK OPTION AGREEMENT

                       ELECTION TO TRANSFER STOCK OPTIONS
1. Eye Care Centers of America, Inc. (the "Company") has granted Antoine G. Treuille ("Participant") the following non-qualified option(s) ("Options") to purchase common stock of the Company ("Stock"):

          Option to purchase ______ shares of Stock [at $ per share], granted on ______________;

          Option to purchase ______ shares of Stock [at $ per share], granted on ______________;

2. The participant hereby irrevocably transfers all rights with respect to the Options to _____________ ("Transferee"), effective on the Transfer Date (as specified below). The Participant also irrevocably transfers any right he or she may have to consent to amendments to the Options.

3.     The  Transferee's  address  is__________________________________________.
       The  Transferee's  Social Security or other tax identification number is
       _________________.
       The  Transferee's  birth  date  (or  date  of  trust)  is ______________.
       The  Transferee's  relationship  to  the  Participant  is ______________.

4. The Participant warrants that the transfer reflected by this document is a gift, and that the Participant has received no consideration in return for the transfer.

5. The Participant acknowledges that upon exercise of an Option by the transferee, income will be imputed to the Participant. The Participant understands that he or she is responsible for any taxes payable to any taxing authority as a result of the exercise and agrees that the Company must collect withholding tax on the income imputed to the Participant as a result of the exercise and report such income on Form W-2.

6. The Participant further acknowledges that any prior death beneficiary designation for the Options is void and of no further force or effect.

        IN WITNESS WHEREOF, the Participant has hereunto set his or her hand on this _____ day of ____________, 200__ ("Transfer Date").

                                                        [Name of Participant]

                                                        ________________________
                                                        Signature of Participant

                                    EXHIBIT 2
                            TO STOCK OPTION AGREEMENT

                          NOTICE TO OPTION TRANSFEREE
        You have received (or are expected to receive) a gift of one or more options ("Options") granted by Eye Care Centers of America, Inc. ("Company") to purchase Company common stock ("Stock"). The options originally provided certain rights to ______________, an executive or director of the Company and/or it subsidiaries ("Participant"), and the Participant's rights under the Options were subject to certain restrictions, as set forth in the option agreement and the plan under which the option was granted. Any request by you for a copy of the option agreement(s), the plan, or any other information regarding the Options should be directed to the Participant, rather than the Company, and, except as otherwise required by applicable securities laws, the Company cannot assume responsibility for keeping you informed about the Options.

        Your rights under the Options are not greater than the rights provided to the Participant. In addition, the Options continue to be subject to the restrictions that were applicable to the Participant, and are subject to such additional restriction as may be imposed by the Company from time to time. You are not permitted to transfer the Options to any other person without the written consent of the Compensation Committee of the Board of Directors of the Company.

        IN WITNESS WHEREOF, the Transferee has hereunto set his or her hand on this ____ day of _________, 200__.


                                                         [Name of Transferee]

                                                         _______________________
                                                         Signature of Transferee

                                    EXHIBIT 3
                            TO STOCK OPTION AGREEMENT


Eye  Care  Centers  of  America,  Inc.
11103  West  Avenue
San  Antonio,  Texas  78213


Ladies  and  Gentlemen:

        I do hereby exercise my option to purchase ______ shares of common stock, par value $.01 per share, of Eye Care Centers of America, Inc., a Texas corporation (the "Company"), under the non-qualified stock option dated May 11, 1999, granted to me under the Company's 1998 Stock Option Plan for Non-Employee Directors. In connection with such exercise, I am delivering herewith the full exercise price with respect to the shares being purchased, and I hereby acknowledge and agree to the following:

1. The shares of common stock of the Company to be issued to me pursuant to the exercise of said option have not been registered under the Securities Act of 1933, as amended (the "Act"), and accordingly, must be held indefinitely unless such shares are subsequently registered under the Act, or an exemption from such registration is available.

2. Routine sales of securities made in reliance upon Rule 144 promulgated under the Act can be made only after the expiration of the applicable holding period and only in limited amounts in accordance with the terms and conditions provided by that Rule. Any sale to which such Rule is not applicable will require registration or compliance with some other exemption under the Act.

3. The Company is under no obligation to me to register the shares or to comply with any exemptions from registration under the Act

4. The availability of Rule 144 is dependent upon the availability of adequate current public information with respect to the Company. At the time that I may desire to make a sale pursuant to Rule 144, the Company may not wish nor be able to comply with such information requirement.

        In consideration of the issuance to me of certificates for the shares, I hereby represent and warrant that I am acquiring such shares for my own account for investment, and that I will not sell, pledge or transfer such shares in the absence of an effective registration statement covering the same, except as permitted by the provisions of Rule 144, if applicable, or some other applicable exemption under the Act. In view of this representation and warranty, I agree that there may be affixed to the certificates for the shares to be issued to me, and to all certificates issued hereafter representing such shares (until in the opinion of counsel, which opinion must be reasonably satisfactory in form and substance to counsel for the Company, it is no longer necessary or required) a legend as follows:

          "The securities represented by this Certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, pledged, or hypothecated in the absence of an effective registration statement under the said Act or an opinion of counsel satisfactory to the Company and its counsel that such registration is not required."

          I further agree that the Company may place a stop order with its transfer agent, prohibiting the transfer of such shares, so long as the legend remains on the certificates representing the shares.

                                                    Very truly yours,